KEELEY Small Cap Value Fund

Class A Shares KSCVX

Class I Shares KSCIX

Summary Prospectus January 31, 2010

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.keeleyfunds.com. You can also get this information at no cost by calling 1-888-933-5391 or by sending an e-mail request to info@keeleyfunds.com. The Fund's Prospectus and Statement of Additional Information, dated January 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Keeley Small Cap Value Fund seeks capital appreciation.

Fees and Expenses Of The Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section "How Shares Are Priced" on page 36 of the Fund's Prospectus and under the section "Purchases and Redemption of Shares" on page 18 of the Fund's Statement of Additional Information ("SAI").

Shareholder Transaction Expenses (fees paid directly from your investment)	Class A (KSCVX)	Class I (KSCIX)
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Sales Load on Reinvested Dividends (as a percentage of offering price)	None	None
Maximum Deferred Sales Load	None	None
Redemption Fee (the Fund's Transfer Agent may charge a fee of $15 for each wire redemption and $5 for each telephone exchange)	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A (KSCVX)	Class I (KSCIX)
Management Fees	0.92%	0.92%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.39%	1.14%
Fee Waiver/Expense Reimbursement(a)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.39%	1.14%

(a) The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waivers are in effect through January 31, 2011 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating

www.keeleyfunds.com 888-933-5391

KEELEY Small Cap Value Fund

expenses remain the same. Although your actual costs could be higher or lower, based on these assumptions your costs would be:

Small Cap Value Fund	1 Year	3 Years	5 Years	10 Years
Class A	$585	$870	$1,176	$2,043
Class I	$116	$362	$628	$1,386

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If the sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22.03% of the average value of its portfolio.

Principal Investment Strategies and Policies

The Small Cap Value Fund intends to pursue its investment objectives by investing in companies with a small market capitalization, which we currently define as $3.5 billion or less. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of small market capitalization. As long as an investment continues to meet the Fund's other criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund's assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

Investment Principles and Strategies for the Fund

We focus our attention on particular kinds of undervalued stocks, and attempt to concentrate on identifying companies going through major changes (corporate restructuring). Current dividend or interest income is not a factor for the Fund when choosing securities. Each stock is judged on its potential for above-average capital appreciation. It is our intention typically to hold securities for more than two years to allow the corporate restructuring process to yield results. But, we may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The Fund may be suitable for the more aggressive section of an investor's portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

Main Risks

The Fund is subject to the typical risks of equity investing, including loss of money, company specific risks, the effects of interest rate fluctuations, investor psychology and other factors. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

Investing in companies emerging from bankruptcy presents special risks, since these companies often are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. In addition, such companies must overcome the negative perceptions resulting from a previous bankruptcy. Generally, companies going through corporate restructuring are more likely than others to remain undervalued.

Investing in small and mid-cap securities presents more risk than investing in large-cap or more established company securities. Small and mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

Class A Shares KSCVX Class I Shares KSCIX

Performance

The following performance information indicates some of the risks of investing in the Small Cap Value Fund. The bar chart below shows how the Small Cap Value Fund's total return has varied from year to year. The table compares the Fund's performance with that of the Russell 2000® Index, an unmanaged index made up of smaller capitalization issues. To assist investors in understanding the broad market, the table also includes the performance of the S&P 500® Index, a broad market-weighted index dominated by blue-chip stocks. While the information shown in the bar chart and the table give you some idea of the risks involved in investing in the Small Cap Value Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KSCVX1 - Year-by-year total return as of 12/31 each year (%)

1The information provided in the bar chart prior to January 1, 2008 represents the performance of KEELEY Small Cap Value Fund, Inc., the predecessor to the Class A Shares of the Small Cap Value Fund. Performance information for the Fund's Class I Shares is not shown and the performance of that class will be different from the Fund's Class A Shares because the expenses of each class are different.

Best Quarter	Worst Quarter
Q2 2009 22.39%	Q4 2008 (32.34)%

The bar chart and Best and Worst quarters shown above do not reflect the maximum 4.50% sales load. If these charts reflected the sales load, returns would be less than those shown.

Average Annual Total Return As Of 12/31/09 For The Small Cap Value Fund	1 Yr	5 Yrs	10 Yrs	Since Inception (10/1/1993 for Class A Shares and 12/31/2007 for Class I Shares)
Return before taxes
Class A	16.19%	0.67%	8.44%	10.93%
Class I	22.02%	N/A	N/A	(14.46)%
Return after taxes on distributions*
Class A	16.16%	0.57%	8.05%	10.46%
Return after taxes on distributions and sale of fund shares*
Class A	10.57%	0.60%	7.34%	9.77%
Russell 2000® Index (reflects no deduction for fees, expenses and taxes)
Class A	27.17%	0.51%	3.51%	7.16%
Class I	27.17%	N/A	N/A	(8.24)%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)
Class A	26.46%	0.42%	(0.95)%	7.61%
Class I	26.46%	N/A	N/A	(10.74)%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

www.keeleyfunds.com 888-933-5391

KEELEY Small Cap Value Fund

Class A Shares KSCVX Class I Shares KSCIX

Management

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp. (the "Adviser"), 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The Adviser supervises, administers and continuously reviews the Fund's investment program, following policies set by the Fund's Board of Directors.

Portfolio Manager — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. Keeley has been Portfolio Manager for the Fund since its inception. The SAI provides additional information about Mr. Keeley's compensation, other accounts that he manages, and his ownership of securities in the Fund.

Purchase and Sale of Fund Shares

You can buy or sell the Fund's shares directly from the Distributor, or from selected broker/dealers, financial institutions and other service providers. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application. There is no minimum holding requirement nor minimum amount requested to redeem your shares.

The minimum initial investment for the Class A Shares of the Fund is $2,500, and the minimum for additional investments in the Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A Share accounts. The minimum initial investment for Class I Shares of the Fund is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Tax Information

The Fund's distributions, if any, are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Read the Fund's Prospectus and SAI or ask your salesperson or visit your financial intermediary's website for more information.

www.keeleyfunds.com 888-933-5391